[PHOTO OMITTED]

The
Gabelli
Equity
Income
Fund

                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 1999

                         The Gabelli Equity Income Fund

                               Semi-Annual Report
                                March 31, 1999(a)

                                     * * * *

Morningstar Rating(TM) of The Gabelli Equity Income Fund was 4 stars overall and for the three-year period ended 4/30/99 among 2976 domestic equity funds, and for the five-year period ended 4/30/99 among 1816 domestic equity funds, respectively.

To Our Shareholders,

      In the first quarter of 1999, dividends were ignored once again. Higher yielding stocks, which were a haven for investors when the market was falling apart in the third quarter of 1998, were shelved in favor of stocks with better earnings potential. Rising interest rates in February also served as a drag on the equity income sector.

Investment Performance

      For the quarter ended March 31, 1999, The Gabelli Equity Income Fund's (the "Fund") net asset value declined 1.5% after adjusting for the $0.06 per share dividend paid on March 29, 1999. The Lipper Equity Income Fund Average declined 0.4% while the Standard & Poor's ("S&P") 500 Index had a total return of 5.0% over the same period. The S&P index and Lipper average are unmanaged indicators of stock market and investment performance. The Fund was up 0.8% over the trailing twelve-month period. The Lipper Equity Income Fund Average and S&P 500 rose 0.7% and 18.5%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 1999, the Fund's total return averaged 17.3% annually versus average annual total returns of 17.2% and 26.2% for the Lipper Equity Income Fund Average and S&P 500, respectively. Since inception on January 2, 1992 through March 31, 1999, the Fund had a cumulative total return of 180.7%, which equates to an average annual total return of 15.3%. The Dividend History chart details each dividend paid by the Fund since inception.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------

                                        Calendar Quarter
                        ----------------------------------------------
                             1st           2nd        3rd        4th       Year
                             ---           ---        ---        ---       ----
 1999: Net Asset Value. $   16.39            --         --         --         --
       Total Return....     (1.5)%           --         --         --         --
--------------------------------------------------------------------------------
 1998: Net Asset Value. $   17.70     $   17.72  $   15.97  $   16.70  $   16.70
       Total Return....     10.1%          0.5%      (9.7)%     12.7%      12.6%
--------------------------------------------------------------------------------
 1997: Net Asset Value. $   14.27     $   16.03  $   17.39  $   16.12  $   16.12
       Total Return....      1.2%         12.7%       8.8%       3.0%      27.9%
--------------------------------------------------------------------------------
 1996: Net Asset Value. $   13.47     $   13.54  $   13.81  $   14.16  $   14.16
       Total Return....      5.5%          1.0%       2.5%       8.0%      17.9%
--------------------------------------------------------------------------------
 1995: Net Asset Value. $   11.56     $   11.99  $   12.65  $   12.84  $   12.84
       Total Return....      8.5%          4.3%       6.1%       6.9%      28.3%
--------------------------------------------------------------------------------
 1994: Net Asset Value. $   11.26     $   11.08  $   11.54  $   10.72  $   10.72
       Total Return....     (2.2)%        (0.8)%      4.9%      (0.7)%      1.1%
--------------------------------------------------------------------------------
 1993: Net Asset Value. $   11.35     $   11.72  $   12.15  $   11.57  $   11.57
       Total Return....      7.4%          3.8%       4.2%       1.5%      17.9%
--------------------------------------------------------------------------------
 1992: Net Asset Value. $   10.19     $   10.36  $   10.40  $   10.64  $   10.64
       Total Return....      2.4%(b)       2.3%       1.1%       3.7%       9.8%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Average Annual Returns - March 31, 1999 (a)
                   -------------------------------------------

                    1 Year.......................      0.8%
                    5 Year.......................     17.3%
                    Life of Fund (b).............     15.3%

--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.

--------------------------------------------------------------------------------

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last seven years at The Gabelli Equity Income Fund and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

                               [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

            Dividend History
            ----------------

                         Rate     Reinvestment
Payment (ex) Date      Per Share     Price
-----------------      ---------     -----

March  29, 1999          $0.06      $16.67
------------------------------------------
December 21, 1998        $1.27      $16.36
September 28, 1998       $0.04      $16.20
June 26, 1998            $0.06      $17.65
March 27, 1998           $0.05      $17.70
------------------------------------------
December 29, 1997        $1.78      $15.94
September 30, 1997       $0.05      $17.39
June 30, 1997            $0.05      $16.03
March 31, 1997           $0.06      $14.27
------------------------------------------
December 27, 1996        $0.76      $14.28
September 30, 1996       $0.07      $13.81
June 28, 1996            $0.06      $13.54
March 31, 1996           $0.07      $13.47
------------------------------------------
December 29, 1995        $0.68      $12.84
September 29,1995        $0.07      $12.65
June 30, 1995            $0.07      $11.99
March 31, 1995           $0.07      $11.56
------------------------------------------
December 30, 1994        $0.74      $10.72
September 30, 1994       $0.08      $11.54
June 30, 1994            $0.09      $11.08
March 31, 1994           $0.06      $11.26
------------------------------------------
December 31, 1993        $0.76      $11.57
September 30, 1993       $0.06      $12.15
June 30, 1993            $0.06      $11.72
March 31, 1993           $0.08      $11.35
------------------------------------------
December 31, 1992        $0.15      $10.64
September 30, 1992       $0.07      $10.40
June 30, 1992            $0.06      $10.36
March 31, 1992           $0.05      $10.19

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

The Economy and the Market--A Reversal of Fortunes?

      In 1998, the drivers of the market were declining interest rates and continued liquidity as opposed to corporate earnings. For the year, S&P 500 earnings rose a modest 2.0% and if calculated on a non-weighted basis, earnings were flat. However, the 30-year Treasury bond yield dropped nearly a full percentage point from its March 1998 high, resulting in a significant expansion of equities' price/earnings multiples and a 28.7% annual gain for the S&P 500.

      We are faced with a mirror image situation today. We believe S&P earnings can grow in the 8.0% to 10.0% range, a terrific showing compared to 1998. If interest rates hold relatively steady near current levels, the S&P 500's current lofty price/earnings multiple could be sustained and the market could advance in line with earnings gains. The less optimistic picture would be rising inflation, materially higher interest rates, rapidly contracting equity multiples and a meaningful correction in the S&P 500. At this stage, we think either scenario is plausible and will leave market forecasting to the Wall Street gurus.

American Consumers: Will the Engine of Global Economic Growth Continue Steaming Along?

      In our September 30, 1998 report, we pondered the impact of our "Four M's" (Market, McGwire, Monica and Meriwether) on the American consumer. Would the American consumer stop spending because of global economic turmoil, accentuated in the U.S. and global capital markets by John Meriwether (the head of ill-fated Long Term Capital Management), and the domestic political crisis spawned by President Clinton's relationship with Monica Lewinsky? Or, would the consumer be buoyed by rising capital markets resulting from a strong domestic economy along with the heroics of baseball slugger Mark McGwire and continue to help sustain economic momentum here and overseas. We favored the latter conclusion. In retrospect, the American consumer continued to be the engine driving global economic growth.

      Today, we still ask the same question. Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

Reflation versus Deflation

      Another critical economic and market question is whether domestic inflation will continue to be subdued. Thus far, deflationary pressures from abroad have kept inflation in check at home. A question to keep in mind though is how long will the "price dumping" of exports from Asian and Latin American nations continue? Oil has already spiked up. Asian and European economies are in the process of being reflated--the Japanese are essentially giving money away in an attempt to revive their moribund economy while Euroland is cutting interest rates in order to accelerate economic momentum. We also wonder how much longer productivity gains will continue to offset rising wages in fully employed America? We have our fingers crossed, but suspect that at some point, inflation may once again raise its ugly head and create a headwind for the American financial markets.

      We remain focused on values and individual investment opportunities. If one looks exclusively at the S&P 500, which is trading at more than 30 times trailing earnings, stocks would have to be characterized as richly valued. But in reality, the S&P 500 is a narrow gauge of the market, with the largest 25 component stocks having an enormous influence on the performance of the index. The same can be said about the Nasdaq Composite Index, which is driven by a relative handful of large technology stocks. However, there are many cheap stocks available, as reflected in the much more reasonable valuations of broader market indices. It is anyone's guess as to when the investing public will stop chasing the high priced market favorites and begin gravitating toward more realistically priced stocks. Nonetheless, we note that corporate buyers are out in force, searching for business bargains. As we have repeatedly stated over the past several years, quality companies trading at low valuations--the type of stocks we favor--should continue to attract corporate bargain hunters and provide a tailwind for our portfolio.

--------------------------------------------------------------------------------

                           Flow of Funds ($ Billions)

Sources                                               1993      1994      1995      1996      1997       1998
                                                      ----      ----      ----      ----      ----       ----

U S  Deals                                         $   234   $   340   $   511   $   652   $   919    $ 1,620
Stock Buybacks                                          37        46        99       176       181        207
Equity Mutual Funds (Net)                              130       119       128       222       232        159
Dividends                                              158       182       205       262       275        279
                                                   -------   -------   -------   -------   -------    -------
Total Sources:                                         558       688       943     1,312     1,607      2,265
                                                   -------   -------   -------   -------   -------    -------

Uses
IPOs                                                   103        62        82       115       118        108
U.S./International Equity Capital Flow
  U.S. Purchases of Non-U.S. Equities (net)             63        48        50        60        41        (25)
  International Purchases of U.S. Equities (net)        21         1        17        11        64        (22)
                                                   -------   -------   -------   -------   -------    -------
Net Flow:                                               43        47        34        49       (23)        (3)
                                                   -------   -------   -------   -------   -------    -------
Total Uses:                                            146       109       116       164        95        105
                                                   -------   -------   -------   -------   -------    -------
Net Flow of Funds:                                 $   413   $   579   $   827   $ 1,148   $ 1,513    $ 2,160
                                                   =======   =======   =======   =======   =======    =======

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
(C) 1999 Gabelli Asset Management Inc.

--------------------------------------------------------------------------------

A Parent's Love

      When children, particularly teenagers, are secure and content, they tend to shun their parents. But, when something goes wrong in the life of a child, they cling to their parents. Many investors behave the same way toward higher yielding stocks. During periods in which they are by and large bullish on the economy and stock market, yield is generally not appreciated. During periods of economic and market uncertainty, investors are consoled and comforted by dividends. Mature and emotionally stable investors who realize that dividends have been responsible for nearly one-half of the long term returns of equities are not subject to these emotional swings.

      In the third quarter of 1998, when the investment world appeared to be collapsing, investors cleaved to higher yielding stocks. Now that most of the world's problems have disappeared, investors have run back to play with their friends--the large cap growth stocks that drive the S&P 500. We are not children running out to play on a sunny day and then rushing back to mom or dad when we skin our knees. We appreciate dividends all the time and never stray from quality companies that can nurture us.

A Mixed Bag

      As reflected in our first quarter performance, our portfolio was a mixed bag of winners and losers. Telecommunications holdings AT&T, BCE, British Telecom, Deutsche Telekom and France Telecom performed well this quarter. MediaOne finished as a big winner, with Comcast making a premium bid for the company. In general, our positions in the financial sector did well, with Merrill Lynch, Chase Manhattan, BankAmerica and American Express near the top of our performance list. A rebound in oil prices fueled a strong recovery in energy holdings such as Halliburton, Elf Aquitaine and Conoco.

      Our electric and gas utility holdings were mixed, with St. Joseph Light & Power, Public Service Co. of North Carolina and Fall River Gas posting nice gains, while PacifiCorp, Florida Public Utilities and Central Hudson Gas & Electric retreated. We continue to believe the utility industry will experience massive consolidation that should surface values in our portfolio.

      Despite the ongoing strength in auto sales, our investments in auto parts manufacturers GenCorp, Dana Corp. and Barnes Group declined. Tobacco holdings Gallaher Group, General Cigar and Philip Morris also disappointed, as the industry was targeted for more tax increases in the U.S. and increasing legal scrutiny in Europe.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aeroquip-Vickers Inc. (ANV - $57.3125 - NYSE) is a leading worldwide manufacturer and distributor of components and systems to industrial, automotive and aerospace markets. Aeroquip's products include pressure hoses, fittings, adapters, couplings, fluid connectors and precision molded and extruded plastic products. Vickers' products include hydraulic pumps, motors and cylinders, electric motors and drivers, electronic controls, filters, and fluid-evaluation products and services. Eaton Corp. (ETN - $71.50 - NYSE) completed its acquisition of Aeroquip in April for $2 billion, or $58 per share.

American Express Co. (AXP - $117.50 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

Atlantic Richfield Co. (ARCO) (ARC - $73.00 - NYSE) is the leading gasoline marketer on the U.S. west coast, with 1,760 retail sites spread across California, Arizona, Nevada, Oregon and Washington. Two refineries are operated in the region. ARCO has proven oil reserves of 2.8 billion barrels, mainly in Alaska. The company's proven gas reserves total 9.8 trillion cubic feet, but gas reserves of a further 15 trillion cubic feet, mainly in Southeast Asia, are unbooked. BP Amoco (BPA - $100.9375 - NYSE) has reached an agreement to combine with ARCO in an all-share transaction valuing ARCO at almost $27 billion. The deal will give BP Amoco the largest oil output of any non-state company.

BCE Inc. (BCE - $44.3125 - NYSE) is Canada's global communications company. BCE recently announced a major transaction with Ameritech (AIT - $57.875 - NYSE). Under the agreement, BCE will sell 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Northern Telecom (NT - $62.125 - NYSE), Teleglobe, BCE Emergis and CGI Group. One share of BCE provides ownership of 0.42 shares of Northern Telecom. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

Colonial Gas Co. (CLG - $34.50 - NYSE), a Massachusetts corporation formed in 1849, is primarily a regulated, natural gas distribution utility. Colonial Gas is the fastest growing natural gas utility in New England with over 150,000 residential and business customers in 24 communities northwest of Boston and on Cape Cod. The company's subsidiary, Transgas Inc., is the largest over-the-road transporter of liquefied natural gas, propane and other commodities. Colonial's shareholders have approved a proposal to merge with Eastern Enterprises (EFU - $36.375 - NYSE). The transaction, with an equity value of approximately $330 million to be paid for with $150 million in cash and the balance in Eastern common stock, is expected to close in mid-1999.

Coltec Industries Inc. (COT - $18.1875 - NYSE) manufactures a diversified range of engineered aerospace and industrial products. The aerospace division is a leading producer of landing gear systems, engine fuel controls, cockpit seating, turbine blades and fuel injectors for commercial and military aircraft. The industrial division manufactures seals, gaskets, packaging products and self-lubricating bearings. The B.F. Goodrich Co. (GR - $34.3125 - NYSE) is in the process of acquiring Coltec for $2.2 billion, or $20.125 per share.

Eastern Enterprises (EFU - $36.375 - NYSE) owns and operates Boston Gas Company, Essex Gas Company, Midland Enterprises and ServicEdge Partners. Together, Boston Gas and Essex Gas are New England's largest distributor of natural gas, serving 580,000 residential, commercial and industrial customers in Boston and 90 other eastern and central Massachusetts communities. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,399 barges and 87 towboats. ServicEdge provides HVAC equipment installation and service to customers in eastern Massachusetts. An agreement to acquire Colonial Gas Company (CLG - $34.50 - NYSE), a regulated natural gas distribution company servicing customers northwest of Boston and on Cape Cod, has been approved.

Exxon Corp. (XON - $70.5625 - NYSE), with an equity market value of $190 billion, is the world's largest, publicly-owned integrated oil company. Nevertheless, Exxon is about to become even bigger. Its planned merger with Mobil (MOB - $88.00 - NYSE) would produce a combined organization with a market capitalization of almost $270 billion. On a stand-alone basis, roughly one-half of Exxon's production comes from overseas reserves. Major, promising oil and gas exploration projects include West Africa, the Caspian Sea, Russia, the Gulf of Mexico and South America. Profitability, in a period of falling energy prices, has obviously suffered but the expected $2.8 billion in pre-tax synergies from combining Exxon and Mobil would represent a significant offset. Dividends have been paid by Exxon since 1882 and have been increased annually since 1983.

Ferro Corp. (FOE - $24.75 - NYSE), established in 1919 and based in Cleveland, Ohio, is a leading producer of porcelain enamel frit, powder coating and plastic compounds. Ferro is being repositioned as a premier specialty chemical company, producing specialty materials for industry including coatings, colors, ceramics, chemicals and plastics. Ferro's major markets are building and renovation, major appliances, household furnishings, transportation, industrial products, packaging and leisure products.

Orange & Rockland Utilities Inc. (ORU - $57.4375 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $45.3125 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the second quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

Philip Morris Companies Inc. (MO - $35.1875 - NYSE) is a leading consumer products company concentrating on tobacco (57% of revenues), food (37% of revenues) and beverages (6% of revenues). The company's Marlboro brand commands an increasing share of the domestic and international cigarette markets and its Miller brand is number two (behind Anheuser-Busch's Budweiser) in the beer market. Food brands include Jell-O, Kool-Aid, Kraft, Sealtest and Post cereals. The company generates significant amounts of excess cash which is being used to repurchase stock and to support healthy dividend payments to shareholders.

Southwest Gas Corp. (SWX - $27.50 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. The company added more than 58,000 customers during 1998. Southwest is the nation's fastest growing natural gas distribution company. Southwest Gas' board of directors has approved a revised offer from Oneok Inc. (OKE - $24.75 -
NYSE) to purchase all outstanding SWX shares for $30.00 per share in cash, valuing Southwest Gas at approximately $1.8 billion, including assumed debt.

Texaco Inc. (TX - $56.75 - NYSE) is a major integrated international oil company which operates in over 150 countries. Texaco and its affiliates explore for, find and produce oil and natural gas; manufacture and market high-quality fuels and lubricant products; operate trading, transportation and distribution facilities; and produce alternative forms of energy for power, manufacturing and chemicals. The Texaco

"star" is one of the most recognized brands on earth. The company is positioned to meet the world's growing demand for energy. Since 1995, Texaco has grown production by 19%, one of the best records in its industry.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      This quarter, growth was in and yield was out. During the next quarter, it may be a different story. So it goes. We do not care whether yield is in vogue or passe. We will maintain a diversified portfolio of high quality, dividend paying companies in a wide range of industries. We believe over the long term, this type of portfolio should generate attractive risk adjusted returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.


                                        Sincerely,


       /s/ Mario J. Gabelli                          /s/ James Foung

       Mario J. Gabelli, CFA                         James Foung, CFA
       Portfolio Manager and                         Associate Portfolio Manager
       Chief Investment Officer

April 30, 1999

--------------------------------------------------------------------------------
                                 Top Ten Holdings
                                  March 31, 1999
                                  --------------

BCE Inc.                                Eastern Enterprises
American Express Co.                    Philip Morris Companies Inc.
Southwest Gas Corp.                     Colonial Gas Co.
Orange & Rockland Utilities Inc.        Aeroquip-Vickers Inc.
Exxon Corp.                             Texaco Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Equity Income Fund
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

                                                                         Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
               COMMON STOCKS - 89.9%
               Aerospace - 1.9%
    20,000     Boeing Co. ...........................  $  773,994     $  682,500
    12,000     Northrop Grumman Corp. ...............     841,732        718,500
     1,000     Raytheon Co., Cl. A ..................      27,785         57,750
     2,000     Rockwell International Corp. .........      41,530         84,875
                                                       ----------     ----------
                                                        1,685,041      1,543,625
                                                       ----------     ----------
               Agriculture - 1.8%
    33,000     Monsanto Co. .........................   1,209,123      1,515,938
                                                       ----------     ----------
               Automotive - 1.5%
     4,500     Ford Motor Co. .......................      70,226        255,375
    11,500     General Motors Corp. .................     402,488        999,063
                                                       ----------     ----------
                                                          472,714      1,254,438
                                                       ----------     ----------
               Automotive: Parts and Accessories - 2.4%
    25,000     Dana Corp. ...........................     995,435        950,000
     6,000     Ethyl Corp. ..........................      43,488         25,500
    20,000     GenCorp Inc. .........................     327,212        360,000
    20,000     Genuine Parts Co. ....................     505,546        576,250
     4,000     Meritor Automotive Inc. ..............      82,200         62,000
                                                       ----------     ----------
                                                        1,953,881      1,973,750
                                                       ----------     ----------
               Aviation: Parts and Services - 1.6%
    10,000     Barnes Group Inc. ....................     166,500        187,500
    19,000     Curtiss-Wright Corp. .................     279,091        590,188
     4,000     United Technologies ..................     226,617        541,750
                                                       ----------     ----------
                                                          672,208      1,319,438
                                                       ----------     ----------
               Business Services - 0.5%
     4,000     Dun & Bradstreet Corp. ...............      85,318        142,499
     1,000     Imation Corp.+ .......................      16,753         16,500
     2,000     IMS Health Inc. ......................      31,331         66,250
     1,500     Landauer Inc. ........................      25,747         36,188
     1,666     Nielsen Media Research Inc. ..........      13,517         41,129
     7,000     R. H. Donnelley Corp. ................      79,054        108,063
                                                       ----------     ----------
                                                          251,720        410,629
                                                       ----------     ----------
               Communications Equipment - 0.1%
     1,000     Motorola Inc. ........................      27,263         73,250
                                                       ----------     ----------
               Computer Software and Services - 0.9%
     4,000     International Business
                 Machines Corp. .....................     101,600        709,000
                                                       ----------     ----------
               Consumer Products - 6.3%
    11,000     Eastman Kodak Co. ....................     660,722        702,625
     2,000     Fortune Brands Inc. ..................      55,490         77,375
    60,000     Gallaher Group plc, ADR ..............   1,227,871      1,409,999
     5,000     General Cigar Holdings Inc.,
                 Cl. B+(b) ..........................      44,132         46,563
     4,000     General Electric Co. .................      93,925        442,500
     2,000     Gillette Co. .........................      23,963        118,875
    19,000     National Presto Industries Inc. ......     790,727        673,313
    50,000     Philip Morris Companies Inc. .........   2,055,628      1,759,374
       200     Rothmans Inc. ........................      27,296         26,706
                                                       ----------     ----------
                                                        4,979,754      5,257,330
                                                       ----------     ----------
               Consumer Services - 0.6%
    30,000     Rollins Inc. .........................     580,657        504,375
                                                       ----------     ----------
               Diversified Industrial - 3.4%
    30,000     GATX Corp. ...........................     891,844        988,125
     7,000     Honeywell Inc. .......................     301,396        530,688
     5,000     Minnesota Mining &
                 Manufacturing Co. ..................     399,500        353,750
    20,000     Tenneco Inc. .........................     766,425        558,750
    20,000     Thomas Industries Inc. ...............     157,958        375,000
     1,000     Trinity Industries Inc. ..............      26,570         29,375
                                                       ----------     ----------
                                                        2,543,693      2,835,688
                                                       ----------     ----------
               Energy and Utilities - 1.0%
    41,270     Citizens Utilities Co., Cl. B+ .......     428,235        319,843
    24,000     United Water Resources Inc. ..........     437,013        498,000
                                                       ----------     ----------
                                                          865,248        817,843
                                                       ----------     ----------
               Energy and Utilities: Electric - 7.9%
     8,000     Central & South West Corp.. ..........     217,400        187,500
     6,000     Central Hudson Gas & Electric
                 Corp. ..............................     251,613        214,875
     7,300     Cilcorp Inc. .........................     444,846        438,456
    40,000     El Paso Electric Co. .................     332,938        305,000
    11,000     Energy East Corp. ....................     474,584        578,187
     3,000     Florida Progress Corp. ...............     128,588        113,250
    25,000     Florida Public Utilities Co. .........     375,194        368,750
     2,000     FPL Group Inc. .......................      80,100        106,500
    10,000     New England Electric System ..........     483,465        485,000
    95,000     Niagara Mohawk Power Corp.+ ..........   1,010,837      1,276,562
    35,000     Orange & Rockland Utilities Inc. .....   1,877,652      2,010,312
     8,000     PacifiCorp ...........................     158,700        138,000
     5,000     Public Services Enterprise
                 Group Inc. .........................     164,125        190,938
     8,000     St. Joseph Light & Power Co. .........     165,598        163,500
                                                       ----------     ----------
                                                        6,165,640      6,576,830
                                                       ----------     ----------
               Energy and Utilities: Natural Gas - 13.4%
    50,000     AGL Resources Inc. ...................     949,721        878,125
    50,000     Colonial Gas Co. .....................   1,183,188      1,725,000
    40,000     Commonwealth Energy System ...........   1,001,875      1,540,000
    52,000     Eastern Enterprises ..................   1,452,403      1,891,500
    58,000     ENI SpA ..............................     304,221        369,434
    10,000     Fall River Gas Co. ...................     160,250        176,875
    40,000     KeySpan Energy Corp. .................   1,127,276      1,005,000
     4,000     Peoples Energy Corp. .................     138,275        129,250
    12,000     Piedmont Natural Gas Co. .............     403,475        420,000
     3,000     Providence Energy Corp. ..............      64,900         55,125
     2,000     Public Service Co. of North
                 Carolina ...........................      59,100         56,750
     1,000     Southern Union Co. ...................      20,113         18,875
    75,000     Southwest Gas Corp. ..................   1,260,524      2,062,499
    44,000     Wicor Inc. ...........................     973,183        891,000
                                                       ----------     ----------
                                                        9,098,504     11,219,433
                                                       ----------     ----------
               Energy and Utilities: Oil - 11.1%
    13,000     Atlantic Richfield Co. ...............     703,893        949,000
    13,000     BP Amoco plc, ADR ....................     285,513      1,312,187
    16,000     Burlington Resources Inc. ............     661,765        639,000
    10,000     Chevron Corp. ........................     312,563        884,375
     3,500     Conoco Inc., Cl. A ...................      80,500         85,969
     6,000     Elf Aquitaine SA .....................     299,550        403,875
    28,000     Exxon Corp. ..........................     820,666      1,975,749
    18,000     Halliburton Co. ......................     378,023        693,000
    20,000     PennzEnergy Co. ......................     378,693        210,000
    10,000     Pennzoil-Quaker State Co. ............     247,181        123,750
    29,000     Texaco Inc. ..........................   1,026,325      1,645,750
    10,000     YPF SA, ADR ..........................     302,313        315,625
                                                       ----------     ----------
                                                        5,496,985      9,238,280
                                                       ----------     ----------

                See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                         Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
               COMMON STOCKS (Continued)
               Entertainment - 0.3%
     2,500     Viacom Inc., Cl. A + .................  $   76,810     $  208,281
                                                       ----------     ----------
               Equipment and Supplies - 4.7%
    30,000     Aeroquip-Vickers Inc. ................     803,988      1,719,374
     3,000     Caterpillar Inc. .....................      35,181        137,813
     2,000     Cooper Industries Inc. ...............      84,754         85,250
    28,000     Deere & Co. ..........................     438,965      1,081,500
     5,000     EG&G Inc. ............................      87,000        131,875
     2,000     Ingersoll Rand Co. ...................      50,233         99,250
    15,000     Mark IV Industries Inc. ..............     219,188        195,938
     1,500     Minerals Technologies Inc.. ..........      37,938         72,000
    18,000     Smith (A.O.) Corp., Cl. B.. ..........     401,225        342,000
     1,000     Union Carbide Corp. ..................      16,675         45,188
                                                       ----------     ----------
                                                        2,175,147      3,910,188
                                                       ----------     ----------
               Financial Services - 13.4%
    20,000     American Express Co. .................     426,909      2,349,999
     8,000     Argonaut Group Inc. ..................     200,856        205,500
    20,000     BA Merchant Services Inc. ............     408,276        407,500
     1,500     Banco Popular Espanol ................     122,662         96,515
    28,000     Banco Santander SA, ADR ..............     201,958        563,500
     2,000     Banco Santiago .......................      29,250         35,250
     9,052     BankAmerica Co. ......................     167,810        639,297
     4,000     Bankers Trust Co. ....................     346,638        353,000
     3,000     Banque Nationale de Paris ............     212,719        261,043
     2,000     Block (H&R) Inc. .....................      89,100         94,750
     5,000     Chase Manhattan Corp. ................     216,475        406,563
    31,000     Commerzbank AG, ADR ..................     678,161        927,042
    20,000     Deutsche Bank AG, ADR ................   1,015,262      1,028,845
     3,000     Dresdner Bank AG, ADR ................     107,625        120,158
     2,000     Fidelity National Corp. ..............      22,958         16,750
     1,500     First Union Corp. ....................      66,944         80,156
    10,000     Mellon Bank Corp. ....................     598,279        703,750
     1,500     Merrill Lynch & Co. ..................      68,700        132,656
     2,000     MONY Group Inc. ......................      47,000         49,750
     7,500     Morgan (J.P.) & Co. Inc. .............     461,044        925,313
     3,000     Municipal Mortgage & Equity LLC ......      60,488         55,875
     3,000     Northern Trust Co. ...................      60,300        266,438
     3,000     Pioneer Group Inc. ...................      66,204         44,438
     5,000     Sterling Bancorp .....................     118,500         97,813
    12,000     SunTrust Banks Inc. ..................     251,737        747,000
     4,400     Transamerica Corp. ...................     111,528        312,400
     4,000     U.S. Trust Corp. .....................      47,394        296,750
                                                       ----------     ----------
                                                        6,204,777     11,218,051
                                                       ----------     ----------
               Food and Beverage - 2.0%
     4,000     Bestfoods Inc. .......................     192,316        188,000
     6,000     Coca-Cola Amatil Ltd., ADR. ..........      63,363         51,833
    12,000     Coca-Cola Beverages plc+ .............      28,750         19,372
     3,000     Corn Products International Inc. .....      86,909         71,813
    10,000     Diageo plc, ADR ......................     453,102        457,500
     6,000     Heinz (H.J.) Co. .....................     289,963        284,250
    15,000     Kellogg Co. ..........................     453,163        507,188
     2,000     Quaker Oats Co. ......................      69,725        125,125
                                                       ----------     ----------
                                                        1,637,291      1,705,081
                                                       ----------     ----------
               Health Care - 1.7%
     3,000     Bristol-Myers Squibb Co. .............     193,463        192,938
     1,000     Glaxo Wellcome plc, ADR ..............      54,024         66,938
     3,000     Johnson & Johnson ....................      57,690        281,063
    10,000     Pharmacia & Upjohn Inc. ..............     290,500        623,750
     3,000     SmithKline Beecham plc, ADR ..........     184,980        214,499
                                                       ----------     ----------
                                                          780,657      1,379,188
                                                       ----------     ----------
               Metals and Mining - 0.2%
    15,000     Freeport-McMoRan Copper & Gold Inc.,
                 Cl. B ..............................     272,351        163,125
                                                       ----------     ----------
               Publishing - 2.4%
    10,000     Dow Jones & Co. Inc. .................     463,770        471,875
     3,000     Harcourt General Inc. ................     136,775        132,938
     5,000     McGraw-Hill Companies Inc.. ..........     152,667        272,500
    40,000     Reader's Digest Association Inc.,
                 Cl. B ..............................   1,042,957      1,100,000
                                                       ----------     ----------
                                                        1,796,169      1,977,313
                                                       ----------     ----------
               Real Estate - 0.0%
     2,500     Griffin Land & Nurseries Inc.+ .......      11,716         23,125
                                                       ----------     ----------
               Retail - 0.1%
     2,000     Sears, Roebuck & Co. .................      51,242         90,375
                                                       ----------     ----------
               Satellite - 0.5%
    15,000     COMSAT Corp. .........................     291,042        434,063
                                                       ----------     ----------
               Specialty Chemicals - 1.1%
     2,000     du Pont de Nemours (E.I.) and Co. ....      65,500        116,125
     7,500     Ferro Corp. ..........................     138,500        185,625
     8,000     Grace (W.R.) & Co.+ ..................      91,915         97,000
    12,000     Hoechst AG, ADR ......................     460,143        520,500
     1,500     IMC Global Inc. ......................      31,075         30,656
                                                       ----------     ----------
                                                          787,133        949,906
                                                       ----------     ----------
               Telecommunications - 9.1%
     3,000     Alltel Corp. .........................      71,900        187,125
     4,000     AT&T Corp. ...........................     235,950        319,250
    55,000     BCE Inc. .............................   1,027,396      2,437,187
    13,500     BCT. Telus Communications Inc. .......     238,092        330,184
     4,500     BCT. Telus Communications Inc.,
                 CI. A ..............................      79,364        106,343
     4,608     Bell Atlantic Corp. ..................     117,619        238,176
     1,500     British Telecommunications plc, ADR ..      84,309        246,281
    10,000     Cable & Wireless plc, ADR.. ..........     217,366        369,375
     7,000     Deutsche Telekom AG, ADR .............     149,708        283,063
     1,000     France Telecom SA, ADR ...............      34,488         80,688
    24,000     GTE Corp. ............................     811,200      1,451,999
    15,000     Hong Kong Telecommunications Ltd.,
                 ADR ................................     224,921        293,438
     8,000     SBC Communications Inc. ..............     154,297        377,000
     3,000     Telecom Italia SpA, ADR ..............      93,240        313,125
     4,080     Telefonica de Espana, ADR.. ..........     173,262        521,220
     1,000     US West Inc. .........................      24,839         55,063
                                                       ----------     ----------
                                                        3,737,951      7,609,517
                                                       ----------     ----------
               TOTAL COMMON STOCKS ..................  53,926,317     74,918,060
                                                       ----------     ----------

               PREFERRED STOCKS - 5.9%
               Aviation: Parts and Services - 0.3%
     2,000     Coltec Capital Trust, Pfd. ...........      86,000         87,500
     3,000     Coltec Capital Trust, Pfd. (a) .......     129,000        131,250
                                                       ----------     ----------
                                                          215,000        218,750
                                                       ----------     ----------

                See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                       Market
    Shares                                                Cost         Value
    ------                                                ----         -----
               PREFERRED STOCKS (Continued)
               Broadcasting - 0.1%
     3,500     Granite Broadcasting Corp.,
                 $1.9375 Cv. Pfd. ................... $   177,354    $   115,938
                                                      -----------    -----------
               Cable - 0.6%
     4,000     MediaOne Group Inc., Cv. Pfd. D ......     206,033        514,250
                                                      -----------    -----------
               Diversified Industrial - 0.1%
     2,000     WHX Corp., Cv. Pfd. Ser. B. ..........      75,038         72,000
                                                      -----------    -----------
               Entertainment - 0.0%
     1,000     Metromedia International Group Inc.,
                 Cv. Pfd. ...........................      35,025         26,750
                                                      -----------    -----------
               Equipment and Supplies - 0.6%
     6,000     Sequa Corp.,
                 $5.00 Cv. Pfd. .....................     464,250        525,000
                                                      -----------    -----------
               Metals and Mining - 0.1%
     5,000     Freeport-McMoRan Copper
                 & Gold Inc., 7.00% Cv. Pfd. ........     106,500         79,375
                                                      -----------    -----------
               Paper and Forest Products - 1.2%
    21,000     Sealed Air Corp., $2.00 Cv. Pfd. .....     870,903      1,039,500
                                                      -----------    -----------
               Telecommunications - 2.9%
    17,000     Citizens Utilities Co., 5.00%
                 Cv. Pfd. ...........................     816,716        684,250
    22,000     Sprint Corp., $2.6301 Cv. Pfd. .......     817,628      1,606,000
                                                      -----------    -----------
                                                        1,634,344      2,290,250
                                                      -----------    -----------
               TOTAL PREFERRED STOCKS ...............   3,784,447      4,881,813
                                                      -----------    -----------

 Principal
   Amount
   ------
               CORPORATE BONDS - 2.1%
               Business Services - 0.1%
$  100,000     BBN Corp., Sub. Deb. Cv. 6.00%,
                 04/01/12 (b) .......................      97,160         96,669
                                                      -----------    -----------
               Consumer Products - 0.7%
   700,000     Fieldcrest Cannon Inc.,
                 Sub. Deb. Cv. 6.00%, 03/15/12 ......     550,235        488,250
                                                      -----------    -----------
               Entertainment - 0.2%
   150,000     Savoy Pictures Entertainment Inc.,
                 Sub. Deb. Cv. 7.00%, 07/01/03 ......     135,053        148,688
                                                      -----------    -----------
               Equipment and Supplies - 0.5%
   377,000     Kollmorgen Corp., Sub. Deb. Cv.
                 8.75%, 05/01/09 ....................     329,124        385,011
                                                      -----------    -----------
               Food and Beverage - 0.0%
    28,000     Chock Full o' Nuts Corp., Cv.
                 7.00%, 04/01/12 ....................      27,485         27,265
                                                      -----------    -----------
               Hotels and Gaming - 0.3%
   300,000     Hilton Hotels Corp., Sub. Deb. Cv.
                 5.00%, 05/15/06 ....................     262,747        281,250
                                                      -----------    -----------
               Publishing - 0.1%
   100,000     News America Holdings Inc.,
                 Sub. Deb. Cv. Zero Cpn., 03/31/02 ..      79,620        124,000
                                                      -----------    -----------
               Transportation - 0.2%
   200,000     Greyhound Lines Inc., Sub. Deb.
                 Cv., 8.50%, 03/31/07 ...............      95,940        205,000
                                                      -----------    -----------
               TOTAL CORPORATE BONDS ................   1,577,364      1,756,133
                                                      -----------    -----------

               U.S. GOVERNMENT OBLIGATIONS - 2.8%
 2,329,000     U.S. Treasury Bills, 4.39% to
                 4.79% ++, due 04/19/99 to
                 05/27/99 ...........................   2,322,512      2,322,186
                                                      -----------    -----------
               TOTAL INVESTMENTS - 100.7% ........... $61,610,640     83,878,192
                                                      ===========
               Other Assets and Liabilities
                 (Net) -- (0.7)% ....................                   (618,839)
                                                                     -----------
               NET ASSETS - 100.0%
                 (5,081,290 shares outstanding) .....                $83,259,353
                                                                     ===========
               NET ASSET VALUE,
                 Offering and Redemption
                 Price Per Share ....................                     $16.39
                                                                          ======
-------------

               For Federal tax purposes:
               Aggregate cost                                        $61,610,640
                                                                     -----------
               Gross unrealized appreciation                         $24,795,447
               Gross unrealized depreciation                          (2,527,895)
                                                                     -----------
               Net unrealized appreciation                           $22,267,552
                                                                     ===========

                                                                         Net
                                                       Settlement    Unrealized
                                                          Date      Depreciation
                                                          ----      ------------
               FORWARD FOREIGN EXCHANGE CONTRACTS

 1,881,235 (c) Sell Hong Kong Dollars
                 in exchange for USD 242,000             05/24/99          $(484)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the market value of Rule 144A securities amounted to $131,250 or 0.2% of net assets.
(b)   Security fair valued as determined by the Board of Directors.
(c)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                         The Gabelli Equity Income Fund

Statement of Assets and Liabilities
March 31, 1999 (Unaudited)
================================================================================

Assets:
  Investments, at value (Cost $61,610,640) ..................        $83,878,192
  Cash ......................................................              1,015
  Dividends and interest reclaims receivable ................            270,102
  Receivable for investments sold ...........................            371,625
  Receivable for capital shares issued ......................             31,371
                                                                     -----------
    Total Assets ............................................         84,552,305
                                                                     -----------
Liabilities:
  Payable for investments purchased .........................          1,056,664
  Payable for capital shares redeemed .......................             44,465
  Payable for investment advisory fees ......................             71,622
  Payable for distribution fees .............................             17,905
  Other accrued expenses ....................................            102,296
                                                                     -----------
    Total Liabilities .......................................          1,292,952
                                                                     -----------
    Net Assets applicable to 5,081,290
      shares outstanding ....................................        $83,259,353
                                                                     ===========
Net Assets consist of:
  Capital stock, at par value ...............................        $     5,081
  Additional paid-in capital ................................         56,184,581
  Undistributed net investment income .......................             23,690
  Accumulated net realized gain on investments
    and foreign currency transactions .......................          4,778,855
  Net unrealized appreciation on investments
    and foreign currencies transactions .....................         22,267,146
                                                                     -----------
  Total Net Assets ..........................................        $83,259,353
                                                                     ===========
  Net Asset Value, offering and redemption
    price per share ($83,259,353 / 5,081,290
    shares outstanding; 1,000,000,000 shares
    authorized of $0.001 per velue ..........................        $     16.39
                                                                     ===========

Statement of Operations
For the Six Months Ended March 31, 1999 (Unaudited)
================================================================================

Investment Income:
  Dividends (net of foreign taxes of $4,791) .................        $1,110,335
  Interest ...................................................           144,914
                                                                      ----------
    Total Investment Income ..................................         1,255,249
                                                                      ----------
Expenses:
  Investment advisory fees ...................................           422,728
  Distribution fees ..........................................           105,682
  Shareholder services fees ..................................            59,105
  Legal and audit fees .......................................            20,650
  Custodian fees .............................................            19,836
  Shareholder report expenses ................................            19,199
  Directors' Fees ............................................            13,487
  Registration fees ..........................................            12,588
  Miscellaneous expenses .....................................            11,145
                                                                      ----------
    Total Expenses ...........................................           684,420
                                                                      ----------
    Net Investment Income ....................................           570,829
                                                                      ----------
Net Realized and Unrealized Gain
  on Investments:
  Net realized gain on investments
    and foreign currency transactions ........................         5,310,243
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions .............................................         2,786,652
                                                                      ----------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions .............................................         8,096,895
                                                                      ----------
Net increase in net assets resulting
  from operations ............................................        $8,667,724
                                                                      ==========

Statement of Changes in Net Assets
================================================================================

                                                                         Six Months Ended   Year Ended
                                                                          March 31, 1999   September 30,
                                                                            (Unaudited)        1998
                                                                           ------------    ------------
Operations:
  Net investment income ................................................   $    570,829    $  1,048,086
  Net realized gain on investments and foreign currency transactions ...      5,310,243       5,867,346
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ..................................      2,786,652      (4,965,383)
                                                                           ------------    ------------
  Net increase in net assets resulting from operations .................      8,667,724       1,950,049
                                                                           ------------    ------------
Distributions to shareholders:
  Net investment income ................................................       (544,531)     (1,221,353)
  Net realized gain on investments .....................................     (5,973,881)     (7,160,971)
                                                                           ------------    ------------
  Total distributions to shareholders ..................................     (6,518,412)     (8,382,324)
                                                                           ------------    ------------
Capital share transactions:
  Net increase in net assets from capital share transactions ...........      1,441,158      12,370,942
                                                                           ------------    ------------
  Net increase in net assets ...........................................      3,590,470       5,938,667
Net Assets:
  Beginning of period ..................................................     79,668,883      73,730,216
                                                                           ------------    ------------
  End of period ........................................................   $ 83,259,353    $ 79,668,883
                                                                           ============    ============

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $105,682, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the six months ended March 31, 1999, other than short term securities, aggregated $13,515,458 and $17,049,117, respectively.

6. Transactions with Affiliates. During the six months ended March 31, 1999, the Fund paid brokerage commissions of $11,700 to Gabelli & Company, Inc. and its affiliates.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at March 31, 1999.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                         Six Months Ended                   Year Ended
                                                          March 31, 1999                September 30, 1998
                                                   ----------------------------    ----------------------------
                                                      Shares          Amount          Shares          Amount
                                                   ------------    ------------    ------------    ------------
Shares sold ....................................        471,377    $  7,848,057       1,216,183    $ 20,779,591
Shares issued upon reinvestment of dividends ...        378,596       6,199,111         491,179       7,882,560
Shares redeemed ................................       (757,014)    (12,606,010)       (958,240)    (16,291,209)
                                                   ------------    ------------    ------------    ------------
  Net increase .................................         92,959    $  1,441,158         749,122    $ 12,370,942
                                                   ============    ============    ============    ============

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Mangement Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the 1940 Act.

The Gabelli Equity Income Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                Six Months Ended                      Year Ended September 30,
                                                 March 31, 1999      ------------------------------------------------------------
                                                  (Unaudited)          1998         1997         1996         1995         1994
                                                  -----------          ----         ----         ----         ----         ----
Operating performance:
   Net asset value, beginning of period ....       $  15.97          $  17.39     $  13.81     $  12.65     $  11.54     $  12.15
                                                   --------          --------     --------     --------     --------     --------
   Net investment income ...................           0.12              0.22         0.22         0.28         0.29         0.30
   Net realized and unrealized gain
     on investments ........................           1.63              0.29         4.28         1.76         1.77         0.08
                                                   --------          --------     --------     --------     --------     --------
   Total from investment operations ........           1.75              0.51         4.50         2.04         2.06         0.38
                                                   --------          --------     --------     --------     --------     --------

Distributions to shareholders:
   Net investment income ...................          (0.11)            (0.26)       (0.22)       (0.28)       (0.29)       (0.31)
   In excess of net investment income ......             --                --           --        (0.01)          --           --
   Net realized gain on investments ........          (1.22)            (1.67)       (0.70)       (0.59)       (0.66)       (0.68)
                                                   --------          --------     --------     --------     --------     --------
   Total distributions .....................          (1.33)            (1.93)       (0.92)       (0.88)       (0.95)       (0.99)
                                                   --------          --------     --------     --------     --------     --------
   Net asset value, end of period ..........       $  16.39          $  15.97     $  17.39     $  13.81     $  12.65     $  11.54
                                                   ========          ========     ========     ========     ========     ========
   Total return+ ...........................           11.0%              3.0%        34.0%        16.7%        19.2%         3.3%
                                                   ========          ========     ========     ========     ========     ========
Ratios to average net assets and
   supplemental data:
   Net assets, end of period (in 000's) ....       $ 83,259          $ 79,669     $ 73,730     $ 57,006     $ 54,806     $ 50,191
   Ratio of net investment income
     to average net assets .................           1.35%(a)          1.27%        1.42%        1.99%        2.50%        2.58%
   Ratio of operating expenses
     to average net assets .................           1.62%(a)          1.64%        1.78%        1.93%        1.83%        1.81%
   Portfolio turnover rate .................             16%               35%          43%          20%          30%          20%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Annualized.

                 See accompanying notes to financial statements.

                        Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                     Robert J. Morrissey
Chairman and Chief                        Attorney-at-Law
Investment Officer                        Morrissey, Hawkins & Lynch
Gabelli Asset Management Inc.
                                          Karl Otto Pohl
Felix J. Christiana                       Former President
Former Senior Vice President              Deutsche Bundesbank
Dollar Dry Dock Savings Bank
                                          Anthony R. Pustorino
Anthony J. Colavita                       Certified Public Accountant
Attorney-at-Law                           Professor, Pace University
Anthony J. Colavita, P.C.
                                          Anthonie C. van Ekris
Vincent D. Enright                        Managing Director
Former Senior Vice President              BALMAC International, Inc.
and Chief Financial Officer
KeySpan Energy Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                                    Officers

Mario J. Gabelli, CFA                     Bruce N. Alpert
President and Chief                       Vice President and Treasurer
Investment Officer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------